UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2007

Tower Tech Holdings Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957

Manitowoc, Wisconsin 54221-1957

(Address of Principal Executive Offices and Zip Code)

(920) 684-5531

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2007, the Board of Directors of Tower Tech Holdings Inc. (the “Company”) completed its acquisition of all of the outstanding stock of RBA, Inc., a Manitowoc, Wisconsin-based fabricator of components for energy-related industries (“RBA”).  The acquisition was consummated pursuant to the previously announced agreement among the Company, RBA, and the stockholders of RBA dated September 13, 2007 (the “Stock Purchase Agreement”).  The Company purchased all of the outstanding stock of RBA for $5 million in cash.  The Company used internal funds to finance the acquisition.

RBA was founded in 1985 by Raymond Brickner.  Mr. Brickner, who is currently serving as a director of the Company and as the Company’s Chief Executive Officer, and Daniel P. Wergin, who currently serves as a director and officer of the Company, were stockholders of RBA at the time of the acquisition.  Mr. Brickner’s wife, Debra Brickner, and Mr. Dan Wergin’s brother, Donald Wergin, were also stockholders of RBA.  The RBA acquisition was approved by the Company’s sole disinterested director on August 20, 2007, based on his determination that the terms and conditions of the acquisition were fair to the Company and comparable to those that would be achieved in an arm’s length transaction.

The foregoing summary of the RBA acquisition does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 17, 2007, and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial statements of businesses acquired.

Tower Tech Holdings Inc. will provide the financial statements of RBA, Inc. required by paragraph (a) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)                                 Pro Forma Financial Information

Tower Tech Holdings Inc. will provide the pro forma information required by paragraph (b) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(c)                                  Shell Company Transactions.  None.

(d)           Exhibits:

Exhibit 2.1

Stock Purchase Agreement dated September 13, 2007 among the Company, RBA, Inc. and the stockholders of RBA, Inc. — incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 17, 2007

Exhibit 99.1	Press release dated October 2, 2007

Date: October 2, 2007

TOWER TECH HOLDINGS INC.

	By:	/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Tower Tech Holdings Inc.

Form 8-K Current Report

Exhibit Number	Description

2.1

Stock Purchase Agreement dated September 13, 2007 among the Company, RBA, Inc. and the stockholders of RBA, Inc. — incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 17, 2007

99.1	Press release dated October 2, 2007